EXHIBIT 10.1
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND WAIVER
          FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER, dated as of June 1, 2009 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 27, 2009 (the “Existing Credit Agreement”), among BROOKDALE SENIOR LIVING INC., a Delaware corporation (the “Borrower”), the guarantors party thereto from time to time (the “Guarantors”), the several banks and other financial institutions or entities parties to the Existing Credit Agreement (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and L/C Issuer.
W I T N E S S E T H:
          WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it intends to issue common stock (the “June Equity Offering”) on or around June 10, 2009 and apply the proceeds thereof (or the portion thereof required to repay the outstanding amount of the Loans in full) to the reduction of the outstanding Obligations, as required by the Existing Credit Agreement;
          WHEREAS, in anticipation of the June Equity Offering, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth herein;
          WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that a collective bargaining agreement (the “Collective Bargaining Agreement”) covering five employees of the Loan Parties existed as of the Closing Date and, therefore, the Borrower’s representation in Section 6.21 of the Credit Agreement was inaccurate when made;
          WHEREAS, the Borrower has requested that the Lenders waive any Event of Default arising as a result of the Borrower’s failure to disclose the Collective Bargaining Agreement and the making of the representation in Section 6.21 (the “Collective Bargaining Default”);
          WHEREAS, the Lenders have agreed to amend the Existing Credit Agreement solely upon the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
          1. Defined Terms. Unless otherwise noted herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement. The term “Amended Credit Agreement” means the Existing Credit Agreement, as amended hereby.
          2. Amendments to Credit Agreement. The Existing Credit Agreement is hereby amended as follows:
     (A) Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:
     (i) Change of Control. The definition of “Change of Control” is hereby deleted in its entirety and replaced with the following:

     “Change of Control” means the occurrence of either of the following events: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), excluding (i) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan or (ii) the Permitted Investors) becomes the “beneficial owner” (as defined in Rules 13d 3 and 13d 5 under the Securities Exchange Act of 1934), directly or indirectly, of 35% or more of the combined voting power of all Voting Stock of the Borrower on a fully diluted basis or (b) the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors.
     (ii) The definition of “Continuing Directors” is hereby deleted in its entirety and replaced with the following:
     “Continuing Directors” means, the directors of the Borrower on the Closing Date, and each other director of the Borrower, if, in each case, such other director’s nomination for election to the board of directors of the Borrower is recommended by at least a majority of the then Continuing Directors.
     (iii) The definition of “Permitted Acquisition” is hereby amended as follows:
     (a) Clause (f) is hereby deleted in its entirety and replaced with the following:
     (f) the aggregate amount of cash consideration with respect to all such Acquisitions (including the amount of any assumed Indebtedness, deferred purchase price and any earn-out payments) in the aggregate, during the term of this Agreement shall not exceed $100,000,000; and
     (b) A new clause (g) is hereby added which shall read as follows:
     (g) after giving effect to such Acquisition, (I) if the aggregate amount of cash consideration with respect to all such Acquisitions (including the amount of any assumed Indebtedness, deferred purchase price and any earn-out payments), including the amount of cash consideration paid in connection with such Acquisition, is less than $50,000,000, then there shall be at least $20,000,000 of borrowing availability and (II) if the aggregate amount of cash consideration with respect to all such Acquisitions (including the amount of any assumed Indebtedness, deferred purchase price and any earn-out payments), including the amount of cash consideration paid in connection with such Acquisition, is $50,000,000 or more, then there shall be at least $40,000,000 of borrowing availability.
     (B) Amendments to Section 2.05. Section 2.05 of the Existing Credit Agreement is hereby amended as follows:
     (i) Sections 2.05(b)(ii), (iii), (iv) and (v) are hereby deleted in their entirety and replaced with the following:

     (ii) [reserved];
     (iii) [reserved];
     (iv) [reserved];
     (v) [reserved];
     (ii) Section 2.05(b)(vi)(B) is hereby deleted in its entirety and replaced with the following:
     (B) [reserved].
     (C) Amendment to Section 2.06(b). Section 2.06(b) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
     (b) [reserved].
     (D) Amendment to Section 6.21. Section 6.21 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
     There are no collective bargaining agreements or Multiemployer Plans covering the employees of any Loan Party or any Subsidiary as of the Closing Date, other than a collective bargaining agreement with the Service Employees International Union, Local No. 1, which covered five (5) janitorial service technicians at a single community. Pursuant to such agreement, the Borrower’s Subsidiary made contributions on behalf of such service technicians to union pension and welfare funds. Said agreement expired in November 2008. However, pursuant to applicable law, the Borrower’s Subsidiary continues to honor the terms of the agreement and to make contributions to those funds. No Loan Party or Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty in the five years preceding the Closing Date.
     (E) Amendment to Section 7.03. Section 7.03 of the Existing Credit Agreement is hereby amended by deleting clause (e) in its entirety and replacing it with the following:
     (e) [reserved];
     (F) Amendment to Section 7.14. Section 7.14(c) of the Existing Credit Agreement is hereby amended by deleting clause (iv) in its entirety and replacing it with the following:
     (iv) simultaneously with any such release, the Borrower shall have prepaid the Loans (to be applied first ratably to the L/C Borrowings, second, to the outstanding Revolving Loans, and, third, to Cash Collateralize the remaining L/C Obligations (with a corresponding reduction in the Aggregate Revolving Commitments)) in an amount equal to the greater of (A) 100% of the Net Cash Proceeds received by such Loan Party (to the extent such release is in connection with a Disposition of such Mortgaged Property or a Debt Issuance with respect to such Mortgaged Property) and (B) 95% of the Allocated Amount of such Mortgaged Property.

     (G) Amendment to Section 8.01. Section 8.01 of the Existing Credit Agreement is hereby amended by deleting clause (s) in its entirety and replacing it with the following:
     (s) Liens on cash and Cash Equivalents pledged by the Borrower and its Subsidiaries to secure Indebtedness permitted by Section 8.03(f) in an amount not to exceed $35,000,000 at any time outstanding;
     (H) Amendment to Section 8.03. Section 8.03 of the Existing Credit Agreement is hereby amended by deleting clause (f) in its entirety and replacing it with the following:
     (f) Indebtedness consisting of obligations arising under letters of credit in an aggregate face amount not to exceed $82,500,000 at any one time outstanding;
     (I) Amendment to Section 8.15. Section 8.15 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
     Permit Consolidated Capital Expenditures to exceed (a) from the period beginning on the Closing Date and ending on the last day of the first full fiscal quarter following the Closing Date, $40,000,000 and (b) for any fiscal quarter thereafter, $30,000,000; provided, that any unused amounts for any fiscal quarter may be carried forward and used in the next succeeding fiscal quarters by the Borrower and its Subsidiaries; provided, further, in no event shall the Borrower permit Consolidated Capital Expenditures to exceed $100,000,000 in any fiscal year of the Borrower.
     (J) Schedule 2.05(b). Schedule 2.05(b) is hereby deleted in its entirety.
          3. Commitment Reduction. The Borrower has requested that the Aggregate Revolving Commitments be permanently reduced to $75,000,000 in accordance with Section 2.06(a) of the Existing Credit Agreement. The notice of such reduction required by Section 2.06(a) is hereby waived and the Administrative Agent and the Required Lenders agree that the Borrower shall have complied with the mandatory prepayment set forth in Section 2.05(b)(i) if the Net Cash Proceeds of the June Equity Offering are paid to the Administrative Agent as required below and, after payment thereof, the Total Revolving Outstandings are reduced to an amount no greater than the amount of the Aggregate Revolving Commitments after giving effect to this Amendment (i.e., $75,000,000).
          4. Waiver. The Administrative Agent and the Required Lenders hereby waive, on a limited one-time basis the Collective Bargaining Default This waiver shall be effective only in the specific circumstances provided for above and only for the purposes for which given.
          5. Conditions to Effectiveness. This Amendment shall become effective on the date on which all of the conditions set forth in this Section have been satisfied (the “First Amendment Effective Date”).
     (a) Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, each Guarantor, the Administrative Agent and the Required Lenders.
     (b) Amendment Fee. The Administrative Agent shall have received, for the account of each Lender which executes this Agreement before the close of business on June 1, 2009

(each, an “Executing Lender”) an amendment fee in amount equal to $7,500 per Executing Lender.
     (c) June Equity Offering; Payment of Proceeds. The Borrower shall successfully complete the June Equity Offering and receive gross proceeds therefrom in an amount not less than $125,000,000. The Borrower shall pay to the Administrative Agent for the prepayment of the Loans an amount equal to 100% of the Net Cash Proceeds (but in no event an amount in excess of the aggregate amount of Loans then outstanding) received by the Loan Parties in connection with the June Equity Offering by not later than the close of business on June 10, 2009 as required by, and to be applied in accordance with, Section 2.05 of the Existing Credit Agreement as in effect prior to giving effect to this Amendment (it being agreed that in no event shall the Borrower be required to use any of such Net Cash Proceeds to Cash Collateralize any of the L/C Obligations).
          6. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that as of the First Amendment Effective Date (before and after giving effect to this Amendment):
     (a) Each Loan Party has the requisite power and authority to make, deliver and perform this Amendment.
     (b) Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with this Amendment, or the execution, delivery, performance, validity or enforceability of this Amendment, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect. This Amendment has been duly executed and delivered on behalf of each Loan Party that is a party hereto. This Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
     (c) The execution, delivery and performance of this Amendment will not violate any requirement of Law or any contractual obligation of the Borrower, any Guarantor or any of their respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any requirement of Law or any such contractual obligation (other than the Liens created by the Collateral Documents).
     (d) Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date, unless such representation or warranty is qualified by “materiality” or “Material Adverse Effect” or similar language, in which case, such representation or warranty is true and correct in all respects as of the First Amendment Effective Date (except that, in either case, any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).
     (e) The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the First Amendment Effective Date.
     (f) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.
          7. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby (including, without limitation, the reasonable fees and disbursements of counsel).
          8. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not be construed as a waiver or amendment of any other provision of the Existing Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.
          9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
          11. Binding Effect. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).
          12. Headings, etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
          13. Reaffirmation of Guaranty and Pledge. The Borrower and each Guarantor hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Security Agreement and the Pledge Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:	BROOKDALE SENIOR LIVING INC.
	By:	/s/ T. Andrew Smith
		Name:	T. Andrew Smith
		Title:	Executive Vice President and Secretary

GUARANTORS:	AHC PROPERTIES, INC., a Delaware corporation

	By:	/s/ T. Andrew Smith

	Name:	T. Andrew Smith
	Title:	Executive Vice President and Secretary

AHC RICHLAND HILLS, LLC, a Delaware limited liability company

	By:	/s/ T. Andrew Smith

	Name:	T. Andrew Smith
	Title:	Executive Vice President and Secretary

AHC STERLING HOUSE OF HARBISON, LLC, a Delaware limited liability company

	By:	/s/ T. Andrew Smith

	Name:	T. Andrew Smith
	Title:	Executive Vice President and Secretary

ALS CANADA, INC., a Delaware corporation

	By:	/s/ T. Andrew Smith

	Name:	T. Andrew Smith
	Title:	Executive Vice President and Secretary

ALS HOLDINGS INC., a Delaware corporation

	By:	/s/ T. Andrew Smith

	Name:	T. Andrew Smith
	Title:	Executive Vice President and Secretary

ALS NORTH AMERICA INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

ALTERNATIVE LIVING SERVICES NEW YORK, INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

AMERICAN RETIREMENT CORPORATION, a Tennessee corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

ARC BRADENTON RC, INC., a Tennessee corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

ARC EPIC HOLDING COMPANY, INC., a Tennessee corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

ARC HDV, LLC, a Tennessee limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

ARC LOWRY, LLC, a Tennessee limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

ARC LP HOLDINGS, LLC, a Tennessee limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

ARC PHARMACY SERVICES, LLC, a Tennessee limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

ARCPI HOLDINGS, INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BKD STERLING HOUSE OF LAWTON, LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BLC NOVI-GC, LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BLC-AH INVESTOR ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BLC-GC MEMBER, LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BLC-GC MEMBER, LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BROOKDALE DEVELOPMENT, LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES OF TEXAS-II, INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BROOKDALE OPERATIONS, LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BROOKDALE SENIOR LIVING COMMUNITIES, INC., a Delaware corporation, f/k/a Alterra Healthcare Corporation, a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BROOKDALE SENIOR LIVING INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

BROOKDALE WELLINGTON, INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

CAROLINA HOUSE OF BLUFFTON, LLC, a North Carolina limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

CAROLINA HOUSE OF HILTON HEAD, LLC, a North Carolina limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

FEBC-ALT HOLDINGS INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

FEBC-ALT INVESTORS, LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

FIT PATRIOT HEIGHTS GP INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

FIT RAMSEY LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

FIT REN HOLDINGS GP INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

FIT REN LLC, a Delaware limited liability company

By: Name:	/s/ T. Andrew Smith T. Andrew Smith
Title:	Executive Vice President and Secretary

FIT REN MIRAGE INN LP, a Delaware limited partnership

By: FIT REN Holdings GP Inc., a Delaware corporation, its general partner

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

FIT REN NOHL RANCH LP, a Delaware limited partnership

By: FIT REN Holdings GP Inc., a Delaware corporation, its general partner

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

FIT REN OAK TREE LP, a Delaware limited partnership

By: FIT REN Holdings GP Inc., a Delaware corporation, its general partner

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

FIT REN OCEAN HOUSE LP, a Delaware limited partnership

By: FIT REN Holdings GP Inc., a Delaware corporation, its general partner

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

FIT REN PACIFIC INN LP, a Delaware limited partnership

By: FIT REN Holdings GP Inc., a Delaware corporation, its general partner

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

FIT REN PARK LP, a Delaware limited partnership

By: FIT REN Holdings GP Inc., a Delaware corporation, its general partner

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

FIT REN PAULIN CREEK LP, a Delaware limited partnership

By: FIT REN Holdings GP Inc., a Delaware corporation, its general partner

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

FIT REN THE GABLES LP, a Delaware limited partnership

By: FIT REN Holdings GP Inc., a Delaware corporation, its general partner

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

FIT REN THE LEXINGTON LP, a Delaware limited partnership

By: FIT REN Holdings GP Inc., a Delaware corporation, its general partner

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

FIT ROBIN RUN GP INC., a Delaware corporation

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

FREEDOM GROUP NAPLES MANAGEMENT COMPANY, INC., a Tennessee corporation

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

SALI ACQUISITION 1-A/GP, LLC, a North Carolina limited liability company

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

SALI ACQUISITION 1-A/LP, LLC, a North Carolina limited liability company

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

SALI ACQUISITION III/GP, LLC, a North Carolina limited liability company

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

SALI ACQUISITION III/LP, LLC, a North Carolina limited liability company

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

SALI ASSETS, LLC, a North Carolina limited liability company

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

SOUTHERN ASSISTED LIVING, INC., a North Carolina corporation

By:	/s/ T. Andrew Smith

Name: T. Andrew Smith
Title: Executive Vice President and Secretary

AH ILLINOIS-HUNTLEY OWNER, LLC, an Ohio limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

AH ILLINOIS-HUNTLEY MEMBER, LLC, an Ohio limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

INNOVATIVE SENIOR CARE REHABILITATION AGENCY OF LOS ANGELES, LLC, a Delaware limited liability company

By:	/s/ T. Andrew Smith

Name:	T. Andrew Smith
Title:	Executive Vice President and Secretary

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Kevin L. Ahart

	Name:	Kevin L. Ahart
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender and L/C Issuer

	By:	/s/ Zubin R. Shroff

	Name:	Zubin R. Shroff
	Title:	Vice President

FORTRESS CREDIT FUNDING III LP, as a Lender

By: Fortress Credit Funding III GP LLC, its general partner

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias
Title:	President

FORTRESS CREDIT FUNDING I LP, as a Lender

By: Fortress Credit Funding I GP LLC, its general partner

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias
Title:	President

FORTRESS CREDIT OPPORTUNITIES I LP, as a Lender

By: Fortress Credit Opportunities I GP LLC, its general partner

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias
Title:	Prisident

CITICORP N.A., INC., as a Lender

By:	/s/ Blake Gronich

Name:	Blake Gronich
Title:	Vice President

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Andrew Caditz

Name:	Andrew Caditz
Title:	Authorized Signatory

VENTAS, INC., a Delaware corporation, as a Lender

By:	/s/ T. Richard Riney

Name:	T. Richard Riney
Title:	Chief Administrative Officer and General Counsel

NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation, as a Lender

By:	/s/ Abdo H. Khoury

Name:	Abdo H. Khoury
Title:	Chief Financial & Portfolio Officer Executive Vice President

HEALTH CARE REIT, INC., as a Lender

By:	/s/ Erin C. Ibele

Name:	Erin C. Ibele
Title:	Senior Vice President — Administration and Corporate Secretary